UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017 (March 1, 2017)
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
Item 8.01     Other Events

As previously disclosed in the Current Report on Form 8-K filed on August 31, 2016, on the same day, Compass Group Diversified Holdings LLC (the "Company") and Compass Diversified Holdings ("Holdings," and together with the Company, collectively “CODI”, “us” or “we”) completed the transaction whereby 5.11 ABR Merger Corp. ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of 5.11 ABR Corp. (“Parent”), a Delaware corporation and wholly owned subsidiary of the Company, merged with and into 5.11 Acquisition Corp., a Delaware corporation (“5.11 Tactical”), with 5.11 Tactical as the surviving entity (the “5.11 Merger”). On November 1, 2016, we filed a Form 8-K/A to amend the Current Report on Form 8-K filed on August 31, 2016, to provide certain historical financial statements for 5.11 Tactical and pro forma financial information for CODI in accordance with Item 9.01 of Form 8-K. On December 7, 2016, we filed another Form 8-K to provide additional pro forma information for CODI related to the 5.11 Merger. We are filing this Current Report on Form 8-K to further update the pro forma financial information for CODI related to the 5.11 Merger.

Section 9    Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 9.01(b) and made a part hereof: unaudited condensed combined pro forma statements of operations for the year ended December 31, 2016 and notes thereto.

(d) Exhibits.

99.1	Unaudited Condensed Combined Pro Forma Statements of Operations for the year ended December 31, 2016 and notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2017	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2017	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer